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                                                                 EXHIBIT 10.49


                               FIRST AMENDMENT TO
                         AGREEMENT OF PURCHASE AND SALE
                  (Country Suites Hotel - Scottsdale, Arizona)

         This is the First Amendment to the Agreement of Purchase and Sale ("Agreement") and executed this ____ day of February, 1997, by and between Suites of Arizona, L.L.C., an Arizona limited liability company ("Suites") and/or Nominee (herein collectively called "Seller") and Glenborough Properties, L.P., a California limited partnership ("Buyer").


         The fourth full paragraph of Section 7.1 of the Agreement shall be deleted and the following shall be substituted therefore:

         "The Ground Lease provides for the payment of percentage rent ("Percentage Rent") which is defined in the Ground Lease as the amount by which two and one-half percent of the "Gross Room Charges" exceed the "Base Rent", as those terms are defined in the Ground Lease. The Percentage Rent is payable monthly with an adjustment at the end of each calendar year. Seller shall pay any Percentage Rent which is due for the months of January and February, 1997 based upon the "Gross Room Charges" that are realized during such months. There will be no adjustment to the amount paid by Seller. The rents and security deposit under the telephone equipment lease with Bank One described on Exhibit D shall be prorated as of the Closing."

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year set forth above. Each of the signatories hereto individually represent and warrant that he has full right and authority to execute this Agreement on behalf of the principal named herein, and that this Agreement is a valid and binding obligation of such principal, enforceable in accordance with its terms.

                                        "Seller"

                                        SUITES OF ARIZONA, L.L.C.,
                                        an Arizona limited liability
                                        company

                                        By_________________________
                                            Douglas E. Heltne
                                            Member
                                        By_________________________
                                            Nancy O. Heltne
                                            Member
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                                        "Buyer"

                                        GLENBOROUGH PROPERTIES, L.P.,
                                        a California limited partnership

                                        By:  Glenborough Realty Trust
                                             Incorporated, a Maryland
                                             corporation, its General
                                             Partner


                                             By________________________

                                             Its_______________________

                                        "Heltne"

                                        ______________________________
                                        Douglas E. Heltne


                                        ______________________________
                                        John N. Allen





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